                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-3896

                             FPA PERENNIAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  JUNE 30, 2004

Item 1.           Report to Stockholders.

FPA PERENNIAL FUND, INC.

SEMI-ANNUAL REPORT


[FPA LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

40845

JUNE 30, 2004

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The stock market has continued to advance in 2004, though at a modest rate when compared to the big gains of last year. In addition, small-cap stocks continue to outperform, with the Russell up twice as much as the 3% gain in the S&P 500 as of June 30.

     Perennial had an especially strong second quarter, up 3.4%, compared to just a nominal gain in the benchmark Russell 2500. For the year-to-date period, Perennial is up 7.3%, comfortably ahead of the Russell 2500 and the larger-cap S&P 500 and Nasdaq. For the longer three- and five-year periods, Perennial has significantly outperformed each of these indexes.

                                           PERIODS ENDED JUNE 30, 2004
                                 -----------------------------------------------
                                  SECOND             ONE      THREE       FIVE
                                  QUARTER    YTD     YEAR     YEARS*     YEARS*
                                 --------  -------  ------  ---------  ---------
Perennial                             3.4%     7.3%    29.5%    12.0%     14.0%
Russell 2500                          0.3%     6.2%    32.2%     7.4%      8.5%
S&P 500                               1.7%     3.4%    19.1%    (0.7)%    (2.2)%
Nasdaq                                2.7%     2.2%    26.2%    (1.8)%    (5.3)%

*Annualized Returns

     SanDisk first entered Perennial's portfolio in early 2001 and continues to be a significant holding. It is a leading designer, manufacturer, and distributor of flash memory products. Flash is used primarily in portable consumer electronic devices such as digital cameras, multimedia phones, MP3 players and USB flash drives. Consumers generally encounter flash memory in the form of a removable card. These are available in a confusing array of different formats, with names like Memory Stick, Compact Flash, Secure Digital (SD) cards, Smart Media, or xD cards, all of which perform similar functions. Because the products that use it are growing so rapidly, flash memory has been a dynamic industry with growth rates exceeding 50% annually.

     Flash has a number of significant advantages over other types of data storage (like disk drives, CDs, or DRAM). These include:

     - Non-volatile - doesn't need continuous power to retain its data

     - Can be written and erased many times

     - Durable - has no moving parts

     - Small size

     - Low power requirements

     SanDisk is, in many respects, the leading company in the flash memory industry. It has a number of important competitive strengths that, we believe, will help it maintain its strong position.

     SanDisk manufactures flash memory chips in a joint venture with Toshiba, which holds the #2 market share position world wide, behind Samsung. The joint venture is currently building a new fab (tech-speak for a factory which makes semiconductors). The new plant will greatly expand the joint venture's capacity and ensure its continued low-cost position.

     SanDisk has an extremely strong intellectual property position, holding many basic flash memory patents. It will receive close to $200 million this year in royalties and license fees, including a substantial sum from Samsung.

     SanDisk has the strongest position at retail, selling all flash memory formats, with the best recognized brand in an industry with, admittedly, relatively low brand recognition. The company has recently started an advertising campaign to further enhance its brand strength.

     SanDisk's competitive position is further reinforced by its financial strength. It has over $1 billion in net cash (after deducting debt), or $7 per share.

     The SanDisk story is not without some risks, unfortunately. In the short term these center on margin pressures, mostly the result of price reductions and extra costs associated with manufacturing transitions. In the longer term, there are worries about new market entrants, including Micron, Hynix, and Infineon, and the possibility that they will commoditize the business, making it impossible for any participant to earn decent returns.

     We agree that these concerns, especially the risk of too many competitors destroying margins, are well worth worrying about. We believe, however, that the competitive strengths outlined will provide strong defense and protect SanDisk's position.

     - Just as Samsung is paying royalties to SanDisk, we expect that the new market entrants will have to do the same, though there are no announced agreements so far, adding to their costs while increasing SanDisk's profits.

     - The traditional flash manufacturers, Samsung, Toshiba, and SanDisk, are generations ahead in manufacturing technology, and we expect this to enable them to maintain their low-cost position.

     - SanDisk's increasing brand strength, and its unique ability to be a single source to retailers of all flash memory formats, will serve to maintain its position as the leading company at the retail end of the business.

     As of the end of the quarter, SanDisk was selling at about 15x estimated 2004 earnings of $1.50 per share. This PE would be closer to 11x if we adjusted for SanDisk's cash position. Its operating margin is about 25% and return on equity close to 20%, despite the large cash position. These represent quite high returns and a modest valuation.

     During 2003, SanDisk was a major contributor to Perennial's strong investment performance, rising from $10 a share at the start of the year to a November high of $43, as we sold over 60% of Perennial's position, before backing off to $31 at year-end.

     This price decline has continued during 2004. On June 30, SanDisk was $22, fifty percent below its high in late 2003. When combined with our continued enthusiasm for SanDisk's business, this lower price has made the stock more attractive, and we have increased our position by about 70% over the past few months. At over 3% of net assets, SanDisk is again one of Perennial's largest positions.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President
July 31, 2004

                             HISTORICAL PERFORMANCE

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                          PERIODS ENDED JUNE 30, 2004
                                                          ---------------------------
                                                           1 YEAR    5 YEARS  10 YEARS
                                                          --------  --------- --------
     FPA Perennial Fund, Inc. (NAV)                        29.46%     14.03%   15.59%
     FPA Perennial Fund, Inc.
       (Net of Sales Charge)                               22.66%     12.81%   14.97%
     Lipper Mid-Cap Core Fund Average                      26.28%      7.85%   12.80%
     Russell 2500 Index                                    32.21%      8.47%   13.08%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2004 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended June 30, 2004

                                                              SHARES
                                                            ----------
NET PURCHASES
COMMON STOCKS
Advanced Fibre Communications, Inc.                             45,000
Arthur J. Gallagher & Co. (1)                                   90,000
Bio-Rad Laboratories, Inc. (1)                                  37,500
Cal Dive International, Inc.                                    20,000
CarMax, Inc.                                                    71,000
Cognex Corporation                                              20,000
Engelhard Corporation                                           52,500
Graco, Inc.                                                     45,000
Health Management Associates, Inc.                              99,500
Heartland Express, Inc.                                         40,000
HNI Corporation                                                 22,500
Lincare Holdings Inc.                                           30,000
Manpower Inc.                                                   15,000
National Commerce Financial Corporation                          7,500
North Fork Bancorporation, Inc.                                 55,000
Ocular Sciences, Inc.                                           20,000
O'Reilly Automotive, Inc.                                       35,000
Oshkosh Truck Corporation (1)                                   44,300
SanDisk Corporation                                            100,000

NET SALES
COMMON STOCK
Denison International plc (ADR) (2)                             75,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2004

COMMON STOCKS                                                  SHARES        VALUE
-----------------------------------------------------------  ----------   ------------
BUSINESS SERVICES & SUPPLIES -- 14.2%
Bio-Rad Laboratories, Inc.*                                      37,500   $  2,207,250
Black Box Corporation                                            65,000      3,071,900
Charles River Laboratories International Inc.*                   45,000      2,199,150
HNI Corporation                                                 107,500      4,550,475
Manpower Inc.                                                    80,000      4,061,600
Office Depot, Inc.*                                             275,000      4,925,250
ScanSource, Inc.*                                               135,000      8,021,700
                                                                          ------------
                                                                          $ 29,037,325
                                                                          ------------
PRODUCER DURABLE GOODS -- 13.6%
Cognex Corporation                                              185,000   $  7,118,800
Crane Co.                                                       150,000      4,708,500
Graco Inc.                                                      150,000      4,657,500
IDEX Corporation                                                105,000      3,606,750
Oshkosh Truck Corporation                                        44,300      2,538,833
Zebra Technologies Corporation (Class A)*                        61,500      5,350,500
                                                                          ------------
                                                                          $ 27,980,883
                                                                          ------------
ENERGY -- 10.2%
Cal Dive International, Inc.*                                   270,000   $  8,186,400
Noble Corporation*                                              190,000      7,199,100
Tidewater Inc.                                                  185,000      5,513,000
                                                                          ------------
                                                                          $ 20,898,500
                                                                          ------------
HEALTH CARE -- 10.1%
Health Management Associates, Inc.                              167,500   $  3,755,350
Landauer, Inc.                                                   10,000        446,600
Lincare Holdings Inc.*                                          165,000      5,421,900
Ocular Sciences, Inc.*                                          135,000      5,130,000
Renal Care Group, Inc.*                                         180,000      5,963,400
                                                                          ------------
                                                                          $ 20,717,250
                                                                          ------------
TECHNOLOGY -- 9.3%
Advanced Fibre Communications, Inc.*                            295,000   $  5,959,000
KEMET Corporation*                                               60,900        744,198
Plantronics, Inc.*                                              110,000      4,631,000
SanDisk Corporation*                                            300,000      6,507,000
TriQuint Semiconductor, Inc.*                                   209,691      1,144,913
                                                                          ------------
                                                                          $ 18,986,111
                                                                          ------------
FINANCIAL -- 8.9%
Brown & Brown, Inc.                                              75,000   $  3,232,500
Arthur J. Gallagher & Co.                                        90,000      2,740,500
National Commerce Financial Corporation                         170,000      5,525,000
North Fork Bancorporation, Inc.                                 180,000      6,849,000
                                                                          ------------
                                                                          $ 18,347,000
                                                                          ------------

                                                                                     SHARES OR
                                                                                     PRINCIPAL
COMMON STOCKS                                                                         AMOUNT          VALUE
-----------------------------------------------------------------------------      ------------   --------------
RETAILING -- 7.3%
CEC Entertainment Inc.*                                                                  82,500   $    2,434,575
Carmax, Inc.*                                                                           245,987        5,379,736
O'Reilly Automotive, Inc.*                                                              160,000        7,232,000
                                                                                                  --------------
                                                                                                  $   15,046,311
                                                                                                  --------------
MATERIALS -- 2.7%
Engelhard Corporation                                                                   172,500   $    5,573,475
                                                                                                  --------------
TRANSPORTATION -- 0.7%
Heartland Express, Inc.                                                                  40,000   $    1,094,400
Knight Transportation, Inc.*                                                             10,000          287,300
                                                                                                  --------------
                                                                                                  $    1,381,700
                                                                                                  --------------

TOTAL COMMON STOCKS -- 77.0% (Cost $109,298,055)                                                  $  157,968,555
                                                                                                  --------------

SHORT-TERM INVESTMENTS -- 22.6% (Cost $46,323,283)
Short-term Corporate Notes:
  General Electric Capital Corporation -- 1.30% 07/01/04                           $  7,146,000   $    7,146,000
  AIG Funding, Inc. -- 1% 07/07/04                                                    4,325,000        4,324,279
  Toyota Motor Credit Corporation -- 1.07% 07/09/04                                   5,554,000        5,552,679
  Federal National Mortgage Association Discount Note -- 1.07% 07/13/04               7,482,000        7,479,331
  AIG Funding, Inc. -- 1.07% 07/14/04                                                 5,782,000        5,779,766
  Federal Home Loan Bank Discount Note -- 1.19% 07/21/04                              6,554,000        6,549,667
  ChevronTexaco Funding Corp. -- 1.23% 07/27/04                                       9,500,000        9,491,561
                                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS                                                                      $   46,323,283
                                                                                                  --------------

TOTAL INVESTMENTS -- 99.6% (Cost $155,621,338)                                                    $  204,291,838
Other assets less liabilities, net -- 0.4%                                                               724,466
                                                                                                  --------------
TOTAL NET ASSETS -- 100%                                                                          $  205,016,304
                                                                                                  ==============

*Non-income producing securities
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2004

ASSETS
 Investments at value:
  Investment securities--at market value
   (identified cost $109,298,055)                            $   157,968,555
 Short-term investments--at cost plus interest earned
   (maturities 60 days or less)                                   46,323,283    $   204,291,838
                                                             ---------------
 Cash                                                                                       314
 Receivable for:
  Capital stock sold                                         $       933,745
  Investment securities sold                                         797,441
  Dividends and accrued interest                                      58,100          1,789,286
                                                             ---------------    ---------------
                                                                                $   206,081,438

LIABILITIES
 Payable for:
  Investment securities purchased                            $       791,801
  Advisory fees and financial services                               127,870
  Capital stock repurchased                                          111,223
  Accrued expenses                                                    34,240          1,065,134
                                                             ---------------    ---------------

NET ASSETS                                                                      $   205,016,304
                                                                                ===============

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock--par value $0.01 per share; authorized
   25,000,000 shares; outstanding 7,062,459 shares                              $        70,625
 Additional Paid-in Capital                                                         156,117,806
 Undistributed net realized gain on investments                                         216,107
 Accumulated net investment loss                                                        (58,734)
 Unrealized appreciation of investments                                              48,670,500
                                                                                ---------------
 Net assets at June 30, 2004                                                    $   205,016,304
                                                                                ===============

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                    $         29.03
                                                                                ===============

Maximum offering price per share
  (100/94.75 of per share net asset value)                                      $         30.64
                                                                                ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                         Six Months Ended June 30, 2004

INVESTMENT INCOME
 Dividends                                                                      $       670,725
 Interest                                                                               242,487
                                                                                ---------------
                                                                                $       913,212
EXPENSES -- Note 3:
 Advisory fees                                               $       631,213
 Transfer agent fees and expenses                                    111,654
 Financial services                                                   93,264
 Registration fees                                                    31,212
 Reports to shareholders                                              27,826
 Audit fees                                                           23,000
 Custodian fees and expenses                                          16,471
 Legal fees                                                            9,676
 Director's fees and expenses                                          9,500
 Other expenses                                                       18,130            971,946
                                                             ---------------    ---------------
           Net investment loss                                                  $       (58,734)
                                                                                ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
 Proceeds from sales of investment securities (excluding
   short-term investments with maturities of 60 days or
   less)                                                     $     3,560,593
 Cost of investment securities sold                                2,959,744
                                                             ---------------
   Net realized gain on investments                                             $       600,849

Unrealized appreciation of investments:
 Unrealized appreciation at beginning of period              $    35,923,528
 Unrealized appreciation at end of period                         48,670,500
                                                             ---------------
   Increase in unrealized appreciation of investments                                12,746,972
                                                                                ---------------

           Net realized and unrealized gain on investments                      $    13,347,821
                                                                                ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $    13,289,087
                                                                                ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 2004                    DECEMBER 31, 2003
                                                  ------------------------------    ------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                    $     (58,734)                    $    (398,396)
  Net realized gain on investments                      600,849                         5,941,386
  Net unrealized appreciation of investments         12,746,972                        29,393,253
                                                  -------------                     -------------
Increase in net assets resulting
  from operations                                                  $  13,289,087                     $  34,936,243

Distributions to shareholders from net
  realized capital gains                                                      --                        (5,800,940)

Capital stock transactions:
  Proceeds from Capital Stock sold                $  36,504,141                     $  68,468,149
  Proceeds from shares issued for distributions
   reinvested                                                --                         4,829,693
  Cost of Capital Stock repurchased                 (13,656,941)      22,847,200      (25,331,757)      47,966,085
                                                  -------------    -------------    -------------    -------------
Total increase in net assets                                       $  36,136,287                     $  77,101,388

NET ASSETS
Beginning of period                                                  168,880,017                        91,778,629
                                                                   -------------                     -------------

End of period                                                      $ 205,016,304                     $ 168,880,017
                                                                   =============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                           1,306,007                         2,726,602
Shares issued for distributions reinvested                                    --                           182,321
Shares of Capital Stock repurchased                                     (487,466)                       (1,162,599)
                                                                   -------------                     -------------
Increase in Capital Stock outstanding                                    818,541                         1,746,324
                                                                   =============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

    SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH
                                     PERIOD

                                                    SIX
                                                   MONTHS
                                                    ENDED                            YEAR ENDED DECEMBER 31,
                                                  JUNE 30,      -----------------------------------------------------------------
                                                    2004           2003          2002          2001          2000          1999
                                                 ---------      ---------     ---------     ---------     ---------     ---------
Per share operating performance:
Net asset value at beginning of period           $   27.05      $   20.41     $   23.15     $   20.59     $   20.45     $   20.15

Income from investment operations:
  Net investment income (loss)                   $   (0.01)     $   (0.06)    $   (0.04)    $   (0.02)           --     $   (0.03)
  Net realized and unrealized gain (loss) on
   investment securities                              1.99           7.77         (2.39)         4.65     $    1.95          4.89
                                                 ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations                 $    1.98      $    7.71     $   (2.43)    $    4.63     $    1.95     $    4.86
                                                 ---------      ---------     ---------     ---------     ---------     ---------
Less distributions from net realized
  capital gains                                         --      $   (1.07)    $   (0.31)    $   (2.07)    $   (1.81)    $   (4.56)
                                                 ---------      ---------     ---------     ---------     ---------     ---------

Net asset value at end of period                 $   29.03      $   27.05     $   20.41     $   23.15     $   20.59     $   20.45
                                                 =========      =========     =========     =========     =========     =========

Total investment return*                              7.32%         37.89%       (10.59)%       22.73%        10.16%        25.31%

Ratios/supplemental data:
Net assets at end of period (in 000s)            $ 205,016      $ 168,880     $  91,779     $  51,975     $  40,170     $  43,116
Ratio of expenses to average net assets               1.03%+         1.05%         1.15%         1.24%         1.24%         1.30%
Ratio of net investment income (loss)
  to average net assets                              (0.06)%+       (0.36)%       (0.25)%       (0.11)%        0.02%        (0.15)%

Portfolio turnover rate                                  5%+           23%            6%           25%           16%           16%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2004 is not annualized.
+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation

     Securities listed or traded on a national securities exchange are valued at the last sale price. Securities listed or traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value.

B. Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C. Securities Transactions and Related Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D. Use of Estimates

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES

   The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $30,065,544 for the six months ended June 30, 2004. Realized gains or losses are based on the specific-certificate identification method.

   All of the amounts reported in the financial statements at June 30, 2004 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2004 for federal income tax and financial reporting purposes was $50,420,472 and $1,749,972, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

   Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

   For the six months ended June 30, 2004, the Fund paid aggregate fees of $9,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

   For the six months ended June 30, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $46,312 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                        DIRECTOR AND OFFICER INFORMATION

                                  POSITION(S)                                                     PORTFOLIOS IN
                                   WITH FUND/                PRINCIPAL OCCUPATION(S)              FUND COMPLEX
     NAME, AGE & ADDRESS          YEARS SERVED               DURING THE PAST 5 YEARS                OVERSEEN     OTHER DIRECTORSHIPS
     -------------------          ------------               -----------------------                --------     -------------------
Willard H. Altman, Jr. - (68)  Director+             Retired. Formerly, until 1995, Partner of         6
11400 W. Olympic Blvd., #1200  Years Served:      6  Ernst & Young LLP, a public accounting firm.
Los Angeles, CA 90064

John Endicott - (86)           Director+             Independent Management Consultant.                1
11400 W. Olympic Blvd., #1200  Years Served:     21
Los Angeles, CA 90064

Leonard Mautner - (86)         Director+             President, Leonard Mautner Associates;            2
11400 W. Olympic Blvd., #1200  Years Served:     21  General Partner, Goodman & Mautner Ltd.
Los Angeles, CA 90064

Lawrence J. Sheehan - (72)     Director+             Retired. Formerly partner (1969 to 1994)          5
11400 W. Olympic Blvd., #1200  Years Served:     13  and of counsel employee (1994-2002) of the
Los Angeles, CA 90064                                law firm of O'Melveny & Myers LLP, legal
                                                     counsel to the Fund.

Eric S. Ende - (59)            Director+             Senior Vice President of the Adviser.             3
11400 W. Olympic Blvd., #1200  President & Chief
Los Angeles, CA 90064          Investment Officer
                               Years Served:      4

Steven R. Geist - (50)         Executive Vice        Vice President of the Adviser.
11400 W. Olympic Blvd., #1200  President &
Los Angeles, CA 90064          Portfolio Manager
                               Years Served:      8

J. Richard Atwood - (44)       Treasurer             Principal and Chief Operating Officer of                    First Pacific
11400 W. Olympic Blvd., #1200  Years Served:      7  the Adviser. President of FPA Fund                          Advisors, Inc. and
Los Angeles, CA 90064                                Distributors, Inc.                                          FPA Fund
                                                                                                                 Distributors, Inc.

Sherry Sasaki - (49)           Secretary             Assistant Vice President and Secretary of
11400 W. Olympic Blvd., #1200  Years Served:     21  the Adviser and Secretary of FPA Fund
Los Angeles, CA 90064                                Distributors, Inc.

Christopher H. Thomas - (47)   Assistant Treasurer   Vice President and Controller of the                        FPA Fund
11400 W. Olympic Blvd., #1200  Years Served:      9  Adviser and of FPA Fund Distributors, Inc.                  Distributors, Inc.
Los Angeles, CA 90064

+  Directors serve until their resignation, removal or retirement.

                            FPA PERENNIAL FUND, INC.


INVESTMENT ADVISER


First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064


LEGAL COUNSEL


O'Melveny & Myers LLP
Los Angeles, California


SHAREHOLDER SERVICE AGENT


Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000


TICKER: FPPFX
CUSIP: 302548102


DISTRIBUTOR


FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(800) 982-4372
(310) 473-0225


CUSTODIAN & TRANSFER AGENT


State Street Bank and Trust Company
Boston, Massachusetts


INDEPENDENT AUDITORS


Deloitte & Touche LLP
Los Angeles, California


This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

Item 2.   Code of Ethics. N/A.

Item 3.   Audit Committee Financial Expert. N/A.

Item 4.   Principal Accountant Fees and Services. N/A.

Item 5.   Audit Committee of Listed Registrants. N/A.

Item 6.   Schedule of Investments. N/A.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of FPA Perennial Fund, Inc. ("Fund") have concluded that the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 11.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. N/A.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ ERIC S. ENDE
    ---------------------------------
     Eric S. Ende, President

Date:  September 3, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
    ---------------------------------
     J. Richard Atwood, Treasurer

Date:  September 3, 2004